Arturo Molina, MD, MS Chief Medical Officer Oct 29th 2019 STRO-002-GM1 Phase 1 Clinical Update AACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics: Discovery, Biology, and Clinical Application Boston, MA Exhibit 99.2

STRO-002-GM1 Phase 1 Clinical Trial Design First patient dosed March 2019 Key Objectives Part 1: Safety, MTD, RP2D, PK, ADA, preliminary efficacy Part 2: Response rates, duration of response, PFS (RECIST 1.1), safety, PK Key Inclusion and Exclusion Criteria Inclusion : Relapsed or relapsed/refractory disease Exclusion: Prior FolRα targeting ADC, low grade ovarian carcinoma, clinically significant pre-existing ocular disorders NONCONFIDENTIAL 29 October 2019

STRO-002-GM1 Phase 1 Clinical Trial Design Part 1 — Dose Escalation (1 Cohort: Ovarian) Part 2 — Dose Expansion (2 Cohorts) STRO-002 Dose Level 1 Dose Level 2 Dose Level n MTD 1.0 mg/kg 0.5 mg/kg RP2D n = 40 Ovarian n = 40 Endometrial Up to: Dose Level 3 Dose Level 4 STRO-002 is given by IV infusion on Day 1 of 21-day cycles 1.8 mg/kg 2.9 mg/kg Key Objectives Part 1: Safety, MTD, RP2D, PK, ADA, preliminary efficacy Part 2: Response rates, duration of response, PFS, safety, PK NONCONFIDENTIAL 29 October 2019

STRO-002-GM1 Study Overview Current Status - Oct 15, 2019 (1) STRO-002 has been well tolerated; most AEs are grade 1 and no DLTs have been observed 80% of AEs reported are grade 1; 15% grade 2 and 5% grade 3 No grade 4 or 5 events have been reported No prophylactic corticosteroid eye drops are being utilized No infusion reactions have been observed Enrollment is ongoing at 6.0 mg/kg dose level; MTD has not been reached 13 patients have been treated Dose levels 0.5, 1.0, 1.8, 2.9 and 4.3 mg/kg have been cleared NONCONFIDENTIAL 29 October 2019

STRO-002-GM1 Study Overview Current Status - Oct 15, 2019 (2) Preliminary PK profile reveals an estimated t1/2 for total antibody of 22-76 hours Exposure increased with dose in an apparent linear manner. Preliminary evidence of clinical benefit and anti-tumor activity has been observed in this heavily pre-treated patient population: One confirmed PR by RECIST 1.1 (Cycle 5) with a confirmed CA-125 response Two ongoing patients have confirmed stable disease per RECIST 1.1, one up to Cycle 5, one up to Cycle 10 Three ongoing patients at 4.3 mg/kg have stable disease per RECIST 1.1 at Cycle 3 (unconfirmed) STRO-002 demonstrates potent anti-tumor activity in PDX models of endometrial cancer supporting further clinical development in this indication NONCONFIDENTIAL 29 October 2019

List of STRO-002 Active Study Sites STRO-002-GM1 study: Medical College of Wisconsin, Dr. Denise Uyar Rocky Mountain Cancer Center, Dr. Sami Diab University of Chicago, Dr. John Moroney Thomas Jefferson University, Dr. Russell Schilder Levine Cancer Institute, Dr. Wendel Naumann Miami Cancer Institute, Dr. John Paul Diaz Comprehensive Cancer Centers of Nevada, Dr. Fadi Braiteh Tennessee Oncology, Sarah Cannon, Dr. Erika Hamilton NONCONFIDENTIAL 29 October 2019

Dose Escalation Schema, STRO-002-GM1 Current dose level, dose level 6 NONCONFIDENTIAL 29 October 2019

STRO-002-GM1 Baseline Characteristics Characteristic Total N=13 Age, median (range), years 61 (52-69) Median time from diagnosis in years (range) 6.5 years (1.3 - 17.1) ECOG performance status, median (range) 0 (0-1) 0, N (%) 7 (54) 1, N (%) 6 (46) Race/Ethnicity, N (%) Black or African American 2 (15) White 11 (85) Disease Subtype, N (%) Ovarian 10 (77) Fallopian tube 2 (15) Peritoneal 1 (8) Median lines of prior therapy (range) 6 (2-8) Prior PARP inhibitor 5 (38) Prior Bevacizumab 10 (77) Prior checkpoint inhibitor 3 (23) NONCONFIDENTIAL 29 October 2019

STRO-002-GM1: TEAEs in > 15%of Patients Data as of Oct 15, 2019 TEAE- treatment emergent adverse events Treatment Emergent Adverse Events (TEAE) TEAE >15% Number of Subjects N=13 (%) Nausea 6 (46) Fatigue 5 (39) Headache 4 (31) Insomnia 4 (31) Vomiting 4 (31) Abdominal pain 3 (23) Dizziness 3 (23) The emerging STRO-002 safety profile includes mostly mild adverse events- 95% of all AEs reported are grade 1 or 2 NONCONFIDENTIAL 29 October 2019

Grade 3 Treatment Emergent Adverse Events Grade 3 TEAE Adverse Event (Grade) Number of Subjects N=13 (%) Small intestine obstruction 2 (15) Neutropenia 2 (15) Dehydration 1 (8) Hypokalemia 1 (8) Hyponatremia 1 (8) Hematuria 1 (8) Neutropenia events (dose level 4.3 mg/kg and 6.0 mg/kg) were noted to be likely or highly likely related to STRO-002 treatment. All other grade 3 events we listed as ‘not related’ or ‘doubtful’ regarding relationship to study drug and occurred in patients at time of disease progression. As of October 15, 2019, no grade 4 or grade 5 events have been reported. NONCONFIDENTIAL 29 October 2019

STRO-002 Treatment Duration 8 patients remain on STRO-002 as of Oct 15, 2019 Duration of study was calculated from first dose of STRO-002 until disease progression. All discontinuations were due to disease progression. Partial response (PR) and stable disease (SD) are measured by investigator using RECIST 1.1 criteria. Progressive disease (PD) was either by RECIST 1.1 criteria or clinical progression NONCONFIDENTIAL 29 October 2019

STRO-002 Treatment Duration Arranged by Dose level Weeks from First Dose NONCONFIDENTIAL 29 October 2019

Unconfirmed Target Lesion Response, Cycle 3 Day 1 (C3D1) by RECIST 1.1 Progressive Disease +20% over Baseline Target lesion response -30% reduction 0.5 1.0 1.8 2.9 4.3 4.3 1.8 2.9 2.9 x Pt discontinued treatment x x x x C4 C10 C4 C5 C5 NONCONFIDENTIAL 29 October 2019

Confirmed Target Lesion Response, Cycle 5 Day 1 (C5D1) by RECIST 1.1 2.9 2.9 0.5 Progressive Disease +20% over nadir Target lesion response -30% reduction C5D1 scans NONCONFIDENTIAL 29 October 2019

Percent Change in CA-125 from Baseline (N=13) Percent change from baseline of CA-125 levels. One patient with confirmed CA-125 response also has a confirmed PR per RECIST 1.1. Weeks from First dose 0 6 12 18 23 29 NONCONFIDENTIAL 29 October 2019

Percent Change in CA-125 from Baseline ≥ 1.8 mg/kg (N=11) Percent change from baseline of CA-125 levels. One patient with confirmed CA-125 response also has a confirmed PR per RECIST 1.1. Weeks from first dose 0 3 6 9 12 NONCONFIDENTIAL 29 October 2019

Preliminary Pharmacokinetic Summary Total Antibody (TAB), C1D1 LLOQ = 25ng/mL Dose Range:0.5-4.3 mg/kg Cmax range:9.7-118 µg/mL AUC0-tlast range:661-7928 h·µg/mL Half-life range:22-76h Dose mg/kg ID Cmax ng/mL tmax h clast ng/mL tlast h AUC0-tlast h·ng/mL 0.5 1037001 9680 1.083 32.8 336 661101 1.0 1127001 27900 1.083 70.8 336 1653731 1.8 1127002 49200 1.083 228.0 168 2499424 1.8 1157001 38200 1.083 71.8 336 1704969 1.8 1177001 60700 2.000 25.1 336 1937031 2.9 1037002 69000 1.083 1400.0 336 3647336 2.9 1137001 64700 2.000 901.0 336 5108849 2.9 1157002 77100 1.083 114.0 336 3190167 4.3 1137002 118000 1.083 8870.0 168 7928009 Log-linear plot of total antibody serum concentrations vs time by dose (mg/kg) group and ID with a table of pharmacokinetic parameters after the first intravenous dose of STRO-002. Preliminary PK profile reveals an estimated half-life for total antibody of 22-76 hours while exposure increased with dose in an apparent linear manner. NONCONFIDENTIAL 29 October 2019

STRO-002-GM1 Study Overview Current Status Oct 15, 2019 (1) STRO-002 has been well tolerated; most AEs are grade 1 and no DLTs have been observed 80% of AEs reported are grade 1; 15% grade 2 and 5% grade 3 No grade 4 or 5 events have been reported No prophylactic corticosteroid eye drops are being utilized No infusion reactions have been observed Enrollment is ongoing at 6.0 mg/kg dose level; MTD has not been reached 13 patients have been treated and dose levels 0.5, 1.0, 1.8, 2.9 and 4.3 mg/kg have been cleared NONCONFIDENTIAL 29 October 2019

STRO-002-GM1 Study Overview Current Status Oct 15, 2019 (2) Preliminary PK profile reveals an estimated half-life for total antibody of 22-76 hours Exposure increased with dose in an apparent linear manner Preliminary evidence of anti-tumor activity has been observed in this heavily pre-treated patient population: One confirmed PR by RECIST 1.1 (Cycle 5) with a confirmed CA-125 response Two ongoing patients have confirmed stable disease per RECIST 1.1, one up to Cycle 5, one up to Cycle 10 Three ongoing patients at 4.3 mg/kg have stable disease per RECIST 1.1 at Cycle 3 (unconfirmed) STRO-002 demonstrates potent anti-tumor activity in PDX models of endometrial cancer supporting further clinical development in this indication NONCONFIDENTIAL 29 October 2019

Arturo Molina, MD, MS Chief Medical Officer Oct 29th 2019 STRO-002-GM1 Phase 1 Clinical Update AACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics: Discovery, Biology, and Clinical Application Boston, MA